UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Ladenburg Thalmann Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue

New York, NY

10022

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

6/30

Date of reporting period: 6/30/12

Item 1.  Reports to Stockholders.

LADENBURG THALMANN

ESTABLISHED 1876

LADENBURG THALMANN

Alternative Strategies Fund

Symbol: LTAFX

www.ltalternativestrategiesfund.com

Annual Report
June 30, 2012

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Funds' prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-995-5267) or visiting www.ltalternativestrategiesfund.com.**

Fund Shareholders,

We want to thank you for your investment in the Ladenburg Thalmann Alternative Strategies Fund. We sincerely appreciate the trust you have placed in us and your interest in this unique investment.

The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility, with low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income. Therefore our goal is to provide a consistent quarterly dividend to you while at the same time managing a portfolio that should experience long-term growth less dependent on traditional equity and fixed income markets.

Investments in the Fund have been steady which has allowed us to implement our portfolio strategy of averaging into each asset within the portfolio. This approach allows us to purchase the publicly traded securities at various prices and manage their volatility.

A fund of various alternative investments typically has a lower risk than individual holdings in each of the alternative investments due to the diversified portfolio. The Fund provides you access to a variety of asset classes such as real estate, managed futures, equipment leasing, and master limited partnerships, to name a few. The asset allocation will be dynamic and allow us to be tactical with the individual investments and nimble in rebalancing.

The Fund has performed as expected with a 5.34% return compared to the S&P 500 at 12.60% and the Barclay's Government Credit Bond Index at 5.05% since inception of the Fund in September 2010.  Year to date the Fund has returned 6.58% compared to the S&P 500 at 9.49% at Barclay’s Government Credit. The dividends paid to the shareholders of record in the first quarter and second quarter of 2012, were $0.1485 and $0.1514 quarter per share respectively.  As of the second quarter dividend, the annualized yield of the Fund was approximately 6.14%.

We continue to look for the same opportunities for us to select investments to benefit the portfolio.

With Appreciation,
Ladenburg Thalmann Asset Management

Disclosure:
Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses.

Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles.   By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds.

As portfolio and market conditions change, future distributions will vary and target yields may not be obtained in the future. Dividends are not guaranteed. Past performance is no guarantee of future results. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc." which is listed on the AMEX exchange under the symbol LTS. www.ladenburg.com.  For a free prospectus and other information, please call 800-995-5267 or visit www.ltalternativestrategiesfund.com .

Ladenburg Thalmann Alternative Strategies Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

June 30, 2012

Total Returns as of June 30, 2012

	One Year	Since Inception*
Ladenburg Thalmann Alternative Strategies Fund:
Without Sales Load	5.81%	5.34%
With Sales Load** Barclays Gov’t /Credit Bond Index	(0.52)% 8.78%	1.67% 5.05%
S&P 500 TR	5.45%	12.60%

_______________

 * The Fund commenced operations on September 28, 2010.

** Adjusted for initial maximum sales charge of 6.00%.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Barclays Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expense, including underlying funds, is 5.46%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-803-6583.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2012

Shares			Market Value
	COMMON STOCK - 16.68%
	INVESTMENT COMPANIES - 16.68%
32,050	Ares Capital Corp.		$ 511,518
25,055	Boardwalk Pipeline Partners		692,270
57,696	PennantPark Investment Corp.		597,153
44,940	Prospect Capital Corp.		511,866
24,860	Solar Capital Ltd.		553,384
	TOTAL COMMON STOCK		2,866,191
	( Cost - $2,859,156 )

	REAL ESTATE INVESTMENT TRUSTS - 36.84%
41,386	American Realty Capital Trust, Inc.		451,935
49,887	American Realty Capital Trust Healthcare, Inc. + #		463,949
38,519	Annaly Capital Management Inc.		646,349
87,531	Anworth Mortgage Asset Corp.		617,094
78,167	ARMOUR Residential REIT, Inc.		555,768
41,783	Healthcare Trust of America, Inc.		414,487
170,164	Hines Global REIT + #		1,574,018
86,387	Steadfast Income REIT, Inc. + #		807,719
79,509	Strategic Storage Trust, Inc. + #		797,849
	TOTAL REAL ESTATE INVESTMENT TRUSTS		6,329,168
	( Cost - $5,935,432 )

	SENIOR COMMON STOCK - 0.39%
6,740	Pacific Office Properties Trust, Inc. + #		67,400
	TOTAL SENIOR COMMON STOCK
	( Cost - $62,025 )

	CLOSED-END FUNDS - 20.44%
87,139	Cushing MLP Total Return Fund		707,569
21,027	Energy Income and Growth Fund		641,744
26,131	Kayne Anderson Energy Total Return Fund		690,381
22,040	Kayne Anderson MLP Investment Co.		678,171
13,479	Tortoise Energy Infrastructure Corp.		537,812
10,275	Tortoise Power and Energy Infrastructure Fund		255,642
	TOTAL CLOSED-END FUNDS		3,511,319
	( Cost - $3,455,049 )

	MUTUAL FUNDS - 7.49%
170,642	Wells Fargo Advantage High Income Fund		1,286,638
	TOTAL MUTUAL FUNDS
	( Cost - $1,270,135 )

	COMMODITY TRADING ADVISORS - 4.00%
112	Futures Portfolio Fund LP #		686,260
	TOTAL COMMODITY TRADING ADVISORS
	( Cost - $730,150 )

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012

Shares			Market Value
	PRIVATE INVESTMENTS - 12.23%
	BUSINESS DEVELOPMENT - 4.46%
75,150	FS Investment Corp. + #		$ 766,258

	EQUIPMENT LEASING - 4.62%
223	Cypress Equipment Fund 17 LLC + #		202,898
651	Cypress Equipment Fund 18 LLC + #		591,462
			794,360
	LAND DEVELOPMENT - 3.15%
36,635	Walton Kimberlin Heights Development, LP *+ #		340,705
10,752	Walton Sherwood Acres, LP *+ #		99,994
10,752	Walton US Land Fund REIT *+ #		99,993
			540,692
	TOTAL PRIVATE INVESTMENTS		2,101,310
	( Cost - $2,093,760 )

	SHORT-TERM INVESTMENTS - 1.53%
262,459	Fidelity Institutional Money Market Fund - Money Market
	Portfolio, 0.36%^		262,459
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $262,459 )

	TOTAL INVESTMENTS - 99.60%
	( Cost - $16,668,166 ) (a)		$ 17,110,745
	OTHER ASSETS LESS LIABILITIES- 0.40%		69,357
	NET ASSETS - 100.00%		$ 17,180,102
____________
* Non-income producing.
+ Illiquid security. Total illiquid securities represents 33.76% of net assets as of June 30, 2012.
# Market Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. See Note 2 of the Consolidated Notes to Financial Statements.
^ Money market fund; interest rate reflects the seven-day effective yield on June 30, 2012.
LP - Limited Partnership
MLP - Master Limited Partnership
LLC - Limited Liability Company

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal income tax purposes is $16,569,793 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:		$ 848,425
	Unrealized depreciation:		(307,473)
	Net unrealized appreciation:		$ 540,952

	Portfolio Analysis as of June 30, 2012
		Percent of
	Sector	Net Assets
	Real Estate Investment Trusts	36.84
	Closed-End Funds	20.44
	Common Stocks	16.68
	Private Investments	12.23
	Mutual Funds	7.49
	Commodity Trading Advisors	4.00
	Short-Term Investments	1.53
	Senior Common Stock	0.39
	Other Assets Less Liabilities	0.40
	Total	100.00

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012

Assets:
Investments in Securities at Market Value (identified cost $16,668,166)	$ 17,110,745
Dividends and Interest Receivable	109,040
Receivable for Fund Shares Sold	18,798
Prepaid Expenses and Other Assets	13,751
Total Assets	17,252,334

Liabilities:
Distributions Payable	33,958
Payable to Other Affiliates	9,099
Accrued Advisory Fees	1,533
Accrued Distribution Fees	3,572
Other Accrued Expenses	24,070
Total Liabilities	72,232

Net Assets (Unlimited shares of no par value interest
authorized; 1,717,141 shares of beneficial interest outstanding)	$ 17,180,102

Net Asset Value and Redemption Price Per Share
($17,180,102/ 1,717,141 shares of beneficial interest outstanding)	$ 10.01
Offering Price Per Share
($10.01/0.94)	$ 10.65

Composition of Net Assets:
At June 30, 2012, Net Assets consisted of:
Paid-in-Capital	$ 16,639,296
Undistributed Net Investment Income	99,559
Accumulated Net Realized Loss on Investments	(1,332)
Net Unrealized Appreciation on Investments	442,579
Net Assets	$ 17,180,102

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2012

Investment Income:
Dividend Income	$ 634,897
Interest Income	528
Total Investment Income	635,425

Expenses:
Investment Advisory Fees	101,780
Shareholder Servicing Fees	33,927
Registration & Filing Fees	31,550
Fund Accounting Fees	23,960
Audit Fees	21,500
Trustees' Fees	19,852
Transfer Agent Fees	18,832
Chief Compliance Officer Fees	16,390
Administration Fees	16,265
Printing Expense	13,035
Legal Fees	7,883
Custody Fees	6,188
Miscellaneous Expenses	1,893
Total Expenses	313,055
Less: Fees Waived by Adviser	(75,885)
Net Expenses	237,170

Net Investment Income	398,255

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	142,865
Distributions of Capital Gains From Underlying Investment Companies	52,399
Total Net Realized Gain	195,264
Net Change in Unrealized Appreciation on:
Investments	411,553
Net Realized and Unrealized Gain on Investments	606,817

Net Increase in Net Assets Resulting From Operations	$ 1,005,072

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	June 30, 2012	June 30, 2011*

Operations:
Net Investment Income	$ 398,255	$ 92,895
Net Realized Gain on Investments	142,865	78
Distributions of Capital Gains From Underlying
Investment Companies	52,399	2,456
Net Change in Unrealized Appreciation
on Investments	411,553	31,026
Net Increase in Net Assets
Resulting From Operations	1,005,072	126,455

Distributions to Shareholders From:
Net Investment Income ($0.22 and $0.16 per share, respectively)	(310,160)	(133,331)
Net Realized Capital Gains ($0.14 and $0.00 per share, respectively)	(196,596)	-
Return of Capital ($0.23 and $0.14 per share, respectively)	(317,633)	(58,085)
Total Distributions to Shareholders	(824,389)	(191,416)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (883,159 and 999,629
shares, respectively)	8,601,847	10,111,779
Distributions Reinvested (52,282 and 11,251 shares, respectively)	511,714	112,296
Cost of Shares Redeemed (238,763 and 417 shares, respectively)	(2,369,016)	(4,240)
Total From Shares of Beneficial Interest Transactions	6,744,545	10,219,835

Increase in Net Assets	6,925,228	10,154,874

Net Assets:
Beginning of Period	10,254,874	100,000
End of Period	$ 17,180,102	$ 10,254,874

Undistributed Net Investment Income at End of Period	$ 99,559	$ 11,464
_______
*The Fund commenced operations on September 28, 2010.

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Year	For the Period
	Ended	Ended
	June 30, 2012	June 30, 2011*

Net Asset Value, Beginning of Period	$ 10.05	$ 10.00
Increase From Operations:
Net investment income (a)	0.29	0.22
Net gain from investments
(both realized and unrealized)	0.26	0.13
Total from operations	0.55	0.35

Less Distributions:
From net investment income	(0.22)	(0.16)
From net realized gains on investments	(0.14)	-
From paid in capital	(0.23)	(0.14)
Total Distributions	(0.59)	(0.30)

Net Asset Value, End of Period	$ 10.01	$ 10.05

Total Return (b)	5.81%	3.53%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 17,180	$ 10,255
Ratio to average net assets:
Expenses, Gross (d)	2.28%	6.00%	(c )
Expenses, Net of Reimbursement (d)	1.75%	1.75%	(c )
Net investment income, Net of Reimbursement (d)	2.93%	2.92%	(c )
Portfolio turnover rate	13.76%	0.25%	(e )

__________
*The Fund commenced operations on September 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Does not include expenses of other investment companies in which the Fund invests.
(e) Not annualized.

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1.

ORGANIZATION

Ladenburg Thalmann Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts ("REITs").  Investment Funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.  The Fund commenced operations on September 28, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Valuation Committee has established a methodology for fair value of each type of security. Generally, the Real Estate Investment Trusts (REITs) are publicly registered but not traded. When the REIT is in the public offering period the Fund values the REIT at cost. The Fund generally purchases REITs at Net Asset Value (NAV) or without a commission. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The Private Investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,866,191	$ -	$ -	$ 2,866,191
Real Estate Investment Trusts	2,697,647	-	3,631,521	6,329,168
Senior Common Stock	-	-	67,400	67,400
Closed-End Funds	3,511,319	-	-	3,511,319
Mutual Funds	1,286,638	-	-	1,286,638
Commodity Trading Advisors	-	686,260	-	686,260
Private Investments	-	766,258	1,335,052	2,101,310
Short-Term Investments	262,459	-	-	262,459
Total	$ 10,624,254	$ 1,452,518	$ 5,033,973	$ 17,110,745

*Refer to the Consolidated Portfolio of Investments for industry classifications.

  There were no transfers into or out of Level 1 and Level 2 during the current period presented.

   It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The consolidated financial statements of the Fund include LASF Fund Limited CFC (“LASF”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

LASF invests in the global derivatives markets through the use of one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs.  Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the global macro programs used by LASF will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  LASF’s investments in a global macro program may be through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors or “CTAs” registered with the U.S. Commodity Futures Trading Commission.  The Fund or LASF do not consolidate the assets, liabilities, capital or operations of the trading companies into their financial statements.  Rather, the unaffiliated trading company is separately presented as an investment in the Fund’s Consolidated Portfolio of Investments.  Income, gains and unrealized appreciation or depreciation on the investments in the trading companies are recorded in the Fund’s Consolidated Statement of Assets and Liabilities and the Fund’s Consolidated Statement of Operations.

In accordance with its investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

A summary of the Fund’s investments in the LASF is as follows:

LASF *
June 30, 2012
Fair Value Systematic Trading Companies	$ 686,256
Cash and Other Assets	4
Total Net Assets	$ 686,260

Percentage of the Fund's Total Assets	4.00%

* LASF commenced operations on September 28, 2010

For tax purposes, LASF is an exempted Cayman investment company. LASF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LASF is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, LASF net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011), or expected to be taken in the Funds’ 2012 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders –Distributions from investment income are declared and recorded on a daily basis and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Ladenburg Thalmann Asset Management, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended June 30, 2012, the Adviser earned advisory fees of $101,780.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2012, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended June 30, 2012, the Adviser waived fees of $72,266.

As of June 30, 2012, the Advisor has $207,918 of waived fees and reimbursed expenses that may be recovered by the following dates:

June 30, 2014	June 30, 2015	Total
$ 135,652	$ 72,266	$ 207,918

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the year ended June 30, 2012, the Fund incurred distribution fees of $33,927.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the year ended June 30, 2012, the Distributor received $119,717 in underwriting commissions for sales of the Fund’s shares, of which $4,308 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc. executed portfolio trades on behalf of the Fund for which they received $4,977 in trade commissions.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $750, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2012 amounted to $8,449,480 and $1,852,801, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following fiscal periods was as follows:

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and  adjustments for partnerships and the Fund’s wholly owned subsidiary.

6.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the year ended June 30, 2012, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 24, 2011	September 27, 2011	December 27, 2011	March 27, 2012
Repurchase Request Deadline	July 22, 2011	October 24, 2011	January 23, 2012	April 24, 2012
Repurchase Pricing Date	July 22, 2011	October 24, 2011	January 23, 2012	April 24, 2012
Net Asset Value as of Repurchase Offer Date	$10.09	$9.67	$9.87	$9.97
Amount Repurchased	$527,507	$292,400	$847,267	$701,842
Percentage of Outstanding Shares Repurchased	5.00%	2.45%	5.62%	4.30%

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Ladenburg Thalmann Alternative Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities of Ladenburg Thalmann Alternative Strategies Fund, including the consolidated portfolio of investments, as of June 30, 2012, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from September 28, 2010 (Commencement of Operations) through June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian, brokers and underlying investment companies.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $5,720,229 (33% of net assets), whose fair values have been estimated by the Board of Directors in the absence of readily ascertainable fair values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ladenburg Thalmann Alternative Strategies Fund as of June 30, 2012, the results of its operations for the year then ended, and the changes in net assets and its financial highlights for the year then ended and for the period September 28, 2010 through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

                                                                BBD, LLP

Philadelphia, Pennsylvania

September 7, 2012

Ladenburg Thalmann Alternative Strategies Fund

DIRECTORS AND OFFICERS (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 450 Wireless Boulevard, Hauppauge, NY 11788.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Anthony J. Hertl Born in 1950	Trustee Since June 2010	Consultant to small and emerging businesses (since 2000).	1

AdvisorOne Funds (12 portfolios)(since 2004); Satuit Capital Management Trust, The Z-Seven Fund, Inc. (2007 to May, 2010), Greenwich Advisors Trust (2007-February 2011); Northern Lights Fund Trust (since 2005)(84 portfolios); Northern Lights Variable Trust (since 2006)(15 portfolios) and Global Real Estate Fund (since 2006).

Gary W. Lanzen Born in 1954	Trustee Since June 2010	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000).	1	AdvisorOne Funds (12 portfolios), Northern Lights Fund Trust (84 portfolios), Northern Lights Variable Trust (15 portfolios).
Mark H. Taylor Born in 1964	Trustee Since June 2010	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Member, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	1	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)(2007-2012), Northern Lights Fund Trust (84 portfolios), Northern Lights Variable Trust (15 portfolios),
Michael Miola Born in 1952	Trustee Since June 2010	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	1	AdvisorOne Funds (12 portfolios), Constellation Trust Co., Northern Lights Fund Trust (84 portfolios), Northern Lights Variable Trust (15 portfolios),

Ladenburg Thalmann Alternative Strategies Fund

DIRECTORS AND OFFICERS (Unaudited) (Continued)

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Andrew Rogers Born in 1969	President Since June 2010

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Emile R. Molineaux Born in 1962	Secretary Since June 2010

Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

			N/A	N/A
Kevin E. Wolf Born in 1969	Treasurer Since June 2010

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Mark Marrone Born in 1968	Chief Compliance Officer Since June 2010	Compliance Officer of Northern Lights Compliance Services, LLC (since 2009); Chief Financial Officer/Treasurer (2003-2009) and Chief Compliance Officer (2004-2009) Saratoga Capital Management, LLC.	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Ladenburg Thalmann Alternative Strategies Fund.

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-803-6583 to request a copy of the SAI or to make shareholder inquiries.

Ladenburg Thalmann Alternative Strategies Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/1/12)	Ending Account Value (6/30/12)	Expenses Paid During the Period* (1/1/12 to 6/30/12)
Actual	$1,000.00	$1,065.81	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77

*  Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from January 1, 2012 through June 30, 2012 (182) divided by the number of days in the fiscal year (366).

Ladenburg Thalmann Alternative Strategies Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

June 30, 2012

In connection with the meeting of the Board of Trustees (the “Board”) of Ladenburg Thalmann Alternative Strategies Fund (the “Fund”), held on August 12, 2010 (the “Meeting”), the Board, including the Independent Trustees, discussed the approval of a Management Agreement (the “Agreement”) between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”).  The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a fund and its shareholders, trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the Fund.  The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations.  They also discussed the specific factors trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the Fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.  In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement.  These materials included information on the investment performance of the Adviser with respect to its separately managed hedge fund; plans for monitoring compliance with the Fund’s investment limitations; the organization, history and financial condition of the Adviser and the experience of the Adviser’s personnel.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s Form ADV, and information regarding the Adviser’s efforts in the area of compliance and brokerage allocation.  The Trustees discussed the Adviser’s personnel, and the high level of service provided by them.  They also discussed the financial strength of the Adviser.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Agreement.

Performance of the Adviser.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund; however, the Board, including the Independent Trustees, considered the performance of the Fund’s composite track records for its proposed strategies, noting the performance was acceptable.  The Trustees concluded that the Adviser had the experience to deliver satisfactory investment performance for the Fund.

Fees and Expenses. The Trustees reviewed information regarding comparative fees charged by advisers to a peer group of funds.  The Board discussed the contractual arrangement by which the Adviser agreed to reduce fees and absorb expenses of the Fund until at least October 31, 2011 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any acquired fund fees and expense, borrowing costs, taxes and extraordinary expenses) will not exceed 1.75% per annum of the Fund’s average daily net assets. It was the consensus of the Board that based on the highly specialized nature of the Fund’s investments, and the Adviser’s unique experience and expertise in the area and the fees charged by the Adviser to its other clients, the proposed management fee was reasonable.

Profitability. The Trustees discussed with the Adviser the expected profits to be realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees to be paid to the Adviser.  It was the consensus of the Trustees that the Adviser would not be overly profitable.

Ladenburg Thalmann Alternative Strategies Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

June 30, 2012

Economies of Scale. The Trustees concluded that, based on the fact the Fund has yet to commence operations, the benefits derived from economies of scale were not relevant considerations at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory arrangement is fair and reasonable, and unanimously approved the proposed Advisory Agreement.

Rev. June 2011

PRIVACY NOTICE
FACTS		WHAT DOES LADENBURG THALMANN ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ladenburg Thalmann Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Ladenburg Thalmann Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-803-6583

Who we are
Who is providing this notice?	Ladenburg Thalmann Alternative Strategies Fund
What we do
How does Ladenburg Thalmann Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Ladenburg Thalmann Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ladenburg Thalmann Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪  Ladenburg Thalmann Alternative Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ladenburg Thalmann Alternative Strategies Fund does not jointly market.

Investment Adviser

Ladenburg Thalmann Asset Management, Inc.

520 Madison Avenue, 9th Floor

New York, NY 10022

Distributor

Ladenburg Thalmann & Co., Inc.

520 Madison Avenue, 9th Floor

New York, NY 10022

Legal Counsel

Thompson Hine LLC

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Union Bank N.A.

350 California Street, 6th Floor

San Francisco, California 94104

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $15,000

2011 - $15,000

(b)

Audit-Related Fees

2012 - $0

2011 - $0

(c)

Tax Fees

2012 - $3,500

2011 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - $0

2011 - $0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $3,500

2011 - $3,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Ladenburg Thalmann Asset Management, Inc. (hereinafter, “Ladenburg”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Ladenburg recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Ladenburg would be in a position to cast a vote or called upon to vote a proxy.

In the event that Ladenburg does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Ladenburg will process and vote all shareholder proxies and other actions in a timely manner insofar as Ladenburg can determine based on the facts available to Ladenburg at the time of its action, in the best interests of the affected Ladenburg advisory client(s).  Although Ladenburg expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Ladenburg, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Ladenburg may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Ladenburg’s best judgment under the facts and circumstances presented.  Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Ladenburg may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Ladenburg.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Mr. Philip Blancato, President of Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), is the Fund’s portfolio manager. Mr. Blancato has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2010.  Mr. Blancato’s primary responsibilities at the Adviser involve creating and distributing high net worth fee-based platforms and serving as the managing member of the firm’s Investment Policy Committee which determines the strategic outlook for all the firm’s clients’ investments.  Mr. Blancato is also a Member of the Board of Directors of each of the Adviser’s parent company (LTFSI) subsidiary companies, Ladenburg Thalmann and Co. Inc., Triad Advisors, Inc. and Investacorp, Inc. where he helps make strategic decisions about each company’s initiatives. Prior to joining Ladenburg Thalmann in 2004, Mr. Blancato worked for Powell Johnson as the Managing Director of Advisory Services where he directed the creation and implementation of a suite of fee-based platforms.  Mr. Blancato also worked at Prudential Securities for twelve years where he held various positions within the Investment Management Services division including First Vice President and Director of Portfolio Management Programs where he developed and improved upon the positioning and functionality of discretionary fee-based programs.  During his tenure, the Portfolio Management division became one of the most successful divisions within Prudential Securities with assets in excess of $16 billion.

As of June 30, 2012, Mr. Blancato was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Blancato receives a salary, retirement plan benefits and performance-based bonus from the Adviser.

As of June 30, 2012, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Philip Blancato	$10,001-$50,000

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ladenburg Thalmann Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

9/11/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

9/11/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

9/11/12